SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): August 16, 2004



                            BEACON POWER CORPORATION
             (Exact name of registrant as specified in its charter)


               Delaware               000-31973             04-3372365
     ------------------------- ----------------------- --------------------
          (State or Other           (Commission           (IRS Employer
   Jurisdiction of Incorporation)   File Number)        Identification No.)



   234 Ballardvale Street, Wilmington, MA                    01887
   --------------------------------------                  ----------
  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (978) 694-9121

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 16, 2004, the Registrant issued a press release to report its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished pursuant to this Item 12 as Exhibit 99.1 to this current report on Form 8-K.

The following is filed as an exhibit to this report.

Exhibit No.            Description of Exhibit
-----------            ----------------------
99.1                   Press Release issued August 16, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BEACON POWER CORPORATION



Date: August 16, 2004                     /s/James M. Spiezio
                                          --------------------------
                                          Name: James M. Spiezio
                                          Title: Vice President of Finance,
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary




                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
99.1           The Registrant's Press Release dated August 16, 2004.